UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2018

Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.    Other Events

Formation of Special Committee
On August 16, 2018, the Board of Directors (the "Board") of Griffin Capital Essential Asset REIT II, Inc. (the "Registrant") formed a special committee (the "Special Committee") of the Board, consisting solely of the independent directors of the Registrant, to conduct a review of a potential strategic alternative that the Board believes could, among other things, help scale the Registrant's portfolio and potentially enhance stockholder value.
The Special Committee has engaged SunTrust Robinson Humphrey, Inc. to act as a financial advisor to the Special Committee and assist the Special Committee in the process of reviewing a strategic alternative. There can be no assurance that this strategic alternative review process will result in a strategic alternative being pursued or if pursued, that any such transaction would ultimately be consummated. The Registrant will provide updates on this process when it determines that further disclosure is appropriate or required based on the then-current facts and circumstances.

Temporary Suspension of Registrant's Primary Offering

In connection with this strategic alternative review process, on August 16, 2018, the Board approved the temporary suspension of the primary portion of the Registrant's follow-on offering (the "Primary Offering"), effective August 17, 2018. The Board believes that it would be in the best interest of the Registrant and its stockholders to temporarily suspend the Primary Offering to allow the Special Committee to evaluate this potential strategic alternative and, if appropriate and at the appropriate time, recommence its follow-on offering in the retail marketplace. The Registrant’s policy will be to accept subscription agreements only if they are signed and dated on or before the close of business on August 17, 2018. The accounts must be fully funded and in good order no later than the close of business on August 31, 2018 for non-custodial held account investments and September 21, 2018 for custodial held account investments. At this time, the Registrant intends to continue to offer and sell shares of its common stock in the offering pursuant to its distribution reinvestment plan, and continue to repurchase shares pursuant to the Registrant's share redemption program.

Disclaimer on Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar words. Statements may be forward-looking even in the absence of these particular words. Where, in any forward-looking statement, the Registrant expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. Statements contained herein that are not historical facts, including statements relating to the pursuit of a potential strategic alternative, the potential for growth and potential enhancement of stockholder value are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including the risk that for a variety of reasons we may not be able to execute on our strategic plans and other risks and uncertainties detailed in the Registrant's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which such statements are made, and the Registrant undertakes no obligation to update such statements to reflect events or circumstances arising after such date, except as required by law.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc.

Date: August 17, 2018	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer